UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 1, 2003

                                    QT 5, INC
               (Exact name of Registrant as specified in charter)


     Delaware                          0-25022                  72-7148906
(State or other jurisdiction   (Commission File Number)       (IRS Employer
of incorporation)                                         Identification Number)

                       5655 Lindero Canyon Road, Suite 120
                       Westlake Village, California 91362
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (818) 338-1510


                                 Not applicable
          (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         Legal Action Against Platinum Products, LLC.

         On August 1, the Registrant issued a press release responding to allegations made by Platinum Products, LLC and announcing planned legal action to enforce its exclusive licensing agreement with Marshall Anlauf Thompson. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.


Item 7.  Financial Statements and Exhibits

         (a)      Financial Statements of Businesses Acquired. Not applicable.

         (b)      Pro Forma Financial Information Not applicable.

         (c)      Exhibits

                  Exh. No.         Description
                  --------         -----------

                  99.1             Press Release dated August 1, 2003

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 1, 2003                      QT 5, INC.

                                           By: /s/ Steve Reder
                                              -----------------
                                              Steve Reder
                                              President

                         Exhibits Filed With This Report

Exh. No.          Description
--------          -----------

99.1              Press Release dated August 1, 2003